Filed Pursuant to Rule 497(a)

File No. 333-275154

Filed Pursuant to Section 24(b)

File No. 811-23913

Rule 482 ad

UNDER EMBARGO UNTIL DECEMBER 4, 2025 - 9 A.M. ET

RWA CONSORTIUM

CASH privy Chainlink FIGURE KAMINO RAYDIUM Gauntlet

Figure and Leading Crypto Partners Launch RWA Consortium for Onchain Finance on Solana

New coalition advances Figure’s vision of moving capital markets to blockchain, expands real-world yield to Solana, and sets the standard for RWA collaboration across chains

SAN FRANCISCO – December 4, 2025 – Figure Technology Solutions, Inc. (“Figure”)(Nasdaq: FIGR), the leading blockchain-native capital marketplace for the origination, funding, sale, and trading of onchain loan products and tokenized real-world assets (RWAs), today announced the launch of the RWA Consortium, a landmark coalition that will expand access to Figure’s more than $1 billion in monthly onchain loan originations, starting on Solana. The Consortium represents a coordinated effort by leading crypto platforms to support and drive adoption of PRIME, the liquid staking token built on the Hastra liquidity protocol, developed in partnership with Figure and the Provenance Blockchain Foundation. PRIME is powered by the Democratized Prime decentralized lending protocol on the Provenance Blockchain, which allows users to lend against pools of tokenized Figure RWA loans. Through this coalition, everyday DeFi users can now access institutional-grade yields previously reserved for banks and accredited investors.

The RWA Consortium builds on Figure’s vision to bring capital markets onchain, a goal most recently reinforced during its IPO and the expansion of its RWA ecosystem across multiple blockchains. By extending beyond the Provenance Blockchain to integrate with Layer 1 networks like Solana, Figure is partnering with Hastra to leverage Chainlink CCIP to power the cross-chain interoperability needed for a connected, multi-chain finance ecosystem. With over $19 billion in onchain loan originations to date and a 70% market share in the RWA private credit market, Figure is uniquely positioned to bridge traditional credit markets with DeFi.

This initiative follows the recent debut of Hastra, a liquidity protocol incubated by Figure and Provenance Blockchain that allows the yields generated in Democratized Prime to reach decentralized finance, with all Hastra yield products secured by the Chainlink data standard. Hastra acts as a distribution layer for that yield, while PRIME, a new liquid staking product built on top of Hastra, lets users amplify their earnings and keep assets liquid. Together, these tools connect traditional credit markets with blockchain liquidity, providing sustainable yields at a time of historic volatility in crypto markets.

HASTRA
About Product Earn Learn
Launch Protocol

Real Yield. Real Assets. Real Returns.

Earn 8.00% APY with PRIME

Stake your PRIME to earn sustainable yield backed by real-world HELOC lending. Powered by Figure's Democratized Prime.

Current APY

8.00%

● Live Rate

Start Earning Now →

Real-time yield calculation

Secured by: Real asset backing • Multi-sig security

Now available on SOLANA

The RWA Consortium unites leaders across the crypto ecosystem to deliver the first full-stack framework for the PRIME token on Solana. Each partner plays a strategic role:

●	Figure provides access to the yields generated from its $1B+ a month in onchain loan originations through Democratized Prime.
●	Kamino Finance will serve as the exclusive onchain credit and lending partner, supporting the listing of PRIME on Kamino Lend and collaborating to expand utility for PRIME across Kamino’s product offerings. This includes enabling users to increase their PRIME yield and providing a venue to swap with best price execution on Solana.
●	Chainlink, as the official oracle infrastructure across Hastra’s yield primitives on Solana, delivers high-integrity data, with CCIP enabling interoperability across blockchains.

●	CASH will serve as the PRIME’s official stablecoin partner. Designed by Phantom using Open Issuance by Bridge and Stripe, CASH enables low-cost borrowing against PRIME and provides deep onchain liquidity across RWA pools.
●	Raydium, Solana’s leading automated market maker, will provide the foundational liquidity infrastructure for PRIME. Raydium’s concentrated liquidity pools enable efficient price discovery and deep market depth for institutional-grade RWA tokens entering Solana’s DeFi ecosystem.
●	Privy, a Stripe company, will provide custodial and self-custodial embedded wallet infrastructure to help applications onboard users seamlessly and support PRIME-powered activity across DeFi initiatives.
●	Gauntlet manages risk for over $1.5 billion in capital through institutional-grade yield strategies. Gauntlet vaults on Kamino will add the PRIME borrow markets to the allocation opportunity set.

“We’re democratizing access to institutional lending markets,” said Mike Cagney, Founder and Executive Chairman of Figure. “For the first time, a DeFi user with $100 can participate in the same loan pools as major financial institutions, earning yields from real lending activity with full transparency and instant liquidity. By partnering with Provenance Blockchain to incubate Hastra and bringing together Solana’s speed and developer ecosystem, we’re building an entire RWA ecosystem that extends beyond launching products.”

Unlike protocols offering synthetic yields or single-asset exposure, Democratized Prime lenders earn yield by lending against pools of onchain RWA, including Figure’s signature HELOC product. Figure’s HELOCs have a proven origination history and real cash flows from borrower payments. As a publicly-traded company, Figure brings institutional-grade compliance and transparency to DeFi yields.

In addition to product integrations, the consortium will focus on community engagement, education, and adoption through reward programs and events. The initiative will also host an RWA experience at Solana Breakpoint to highlight new real-world yield opportunities for users and developers. The Consortium will make its physical debut at Solana Breakpoint with a day-long, thought-leadership event titled DeFi Desert.

2025

BREAKPOINT

DefiDesert

THE BAZAAR OF FINANCIAL FREEDOM

ABU DHABI

The formation of the RWA Consortium reinforces Figure’s multi-chain strategy and leadership in RWA tokenization. With its position as the dominant player in blockchain-based lending, Figure is shaping the infrastructure for a $185+ billion market in tokenized real-world assets.

Users can access PRIME tokens at hastra.io and participate in borrow-lend markets through Kamino Finance at kamino.com/assets/prime. Learn more about Figure’s broader RWA initiatives at www.figure.com.

###

About Figure Technology Solutions, Inc.

Figure Technology Solutions, Inc. (Nasdaq: FIGR) is a Provenance Blockchain-native capital marketplace that seamlessly connects origination, funding, and secondary market activity. More than 200 partners use its loan origination system and capital marketplace. Collectively, Figure and its partners have originated over $19 Billion of home equity to date, among other products, making Figure’s ecosystem the largest non-bank provider of home equity financing. The fastest growing components are Figure Connect, its consumer credit marketplace, and Democratized Prime, Figure’s onchain lend-borrow marketplace. Figure’s ecosystem also includes DART (Digital Asset Registry Technology) a digital lien registry that allows for collateral perfection onchain onchain, and $YLDS, an SEC-registered yield-bearing stablecoin that is issued by a tokenized face-amount certificate company, which is a type of registered investment company.

Figure is the market leader in real-world asset (RWA) tokenization and its most recent securitization received a AAA rating from S&P, the first of its kind for blockchain finance. For more information, visit https://figure.com or follow Figure on LinkedIn.

Figure Technology Solutions, Inc. provides technology, infrastructure, and integration support for certain components of the consortium described above as a third-party service provider to the Consortium. Figure does not issue, sponsor, promote, recommend, or endorse the PRIME token, wYLDS, or any other digital asset or product developed or offered by Hastra, Phantom or other consortium participants. All decisions related to the design, issuance, economics, governance, marketing, or performance of such digital assets are solely those of their respective developers or issuers. Nothing in this release should be construed as Figure offering or soliciting the purchase or sale of any digital asset or providing investment, legal, or tax advice.

Media Contact:

press@figure.com

12/4/25, 10:14 AM Figure and Leading Crypto Partners Launch RWA Consortium | Figure

FIGURE

Announcement

December 4, 2025 | Debra Jack, VP of Communications and Content

RWA
CONSORTIUM
CASH
privy
Chainlink
FIGURE
KAMINO
RAYDIUM
Gauntlet

https://www.figure.com/newsroom/announcement/figure-and-leading-crypto-partners-launch-rwa-consortium/ 1/9

12/4/25, 10:14 AM Figure and Leading Crypto Partners Launch RWA Consortium | Figure

FIGURE

Media Contact:

press@figure.com

Press information

Email for all inquiries

press@figure.com

Logos & announcement images

Download

FIGURE

Products

Partnerships

Markets

About

https://www.figure.com/newsroom/announcement/figure-and-leading-crypto-partners-launch-rwa-consortium/ 7/9

12/4/25, 10:14 AM Figure and Leading Crypto Partners Launch RWA Consortium | Figure

FIGURE

Find my rate

View our FAQ >

Quickly find answers to commonly asked questions.

Join our mailing list >

Stay up to date on the latest business news and financial happenings.

ACCREDITED BUSINESS BBB ®

Trustpilot

©2025 Figure Lending LLC

Figure Lending LLC dba Figure 650 S. Tryon Street, 8th Floor, Charlotte, NC 28202. (888) 819-6388. NMLS ID 1717824. For licensing information go to www.nmlsconsumeraccess.org. Equal Opportunity Lender.
For general customer support, call (888) 819-6388 Monday - Friday, 6am - 9pm PT, Saturday - Sunday, 6am - 5pm PT (excluding holidays).

Figure Home Equity Line is available in AK, AL, AR, AZ, CA, CO, CT, DC, DE, FL, GA, IA, ID, IL, IN, KS, KY, LA, MA, MD, ME, MI, MN, MO, MS, MT, NC, ND, NE, NH, NJ, NM, NV, OH, OK, OR, PA, RI, SC, SD, TN, TX, UT, VA, VT, WA, WI, WV, WY.

Equal Housing Opportunity

This site is not authorized by the New York State Department of Financial Services. No mortgage solicitation activity or loan applications for properties located in the State of New York can be facilitated through this site.

Figure Lending LLC is a wholly-owned subsidiary of Figure Technology Solutions, Inc., a financial technology company.

The Figure Fixed Rate Home Equity Line is an open-end product where the full loan amount (minus the origination fee) will be 100% drawn at the time of origination. The initial amount funded at origination will be based on a fixed rate; however, this product contains an additional draw feature. As the borrower repays the balance on the line, the borrower may make additional draws during the draw period. If the borrower elects to make an additional draw, the interest rate for that draw will be set as of the date of the draw and will be based on an Index, which is the Prime Rate published in the Wall Street Journal for the calendar month preceding the date of the additional draw, plus a fixed margin. **Accordingly, the fixed rate for any additional draw may be higher than the fixed rate for the initial draw.**

https://www.figure.com/newsroom/announcement/figure-and-leading-crypto-partners-launch-rwa-consortium/ 8/9

12/4/25, 10:14 AM Figure and Leading Crypto Partners Launch RWA Consortium | Figure

FIGURE

published in the Wall Street Journal for the calendar month preceding the date of the initial draw, plus a stated margin; however, the rate and payment will adjust monthly based on the market and the fluctuation of the Index subject to a Rate Cap and Rate Floor. As the borrower repays the balance on the line, the borrower may make additional draws during the draw period. If the borrower elects to make an additional draw, the interest rate for that draw will be set as of the date of the draw and will be based on an Index, which is the Prime Rate published in the Wall Street Journal for the calendar month preceding the date of the additional draw, plus a fixed margin. The index can change at any time and the unpaid balance of all draws are subject to the monthly variable rate. **Accordingly, variable rates are based on the market and may change after account opening.** This product is not available in: MA, VA, MS, IL, WI, VT, DC, OK, TX, NY, CO, WY, WV, SC.

1. For the Figure Home Equity Line, approval may be granted in five minutes but is ultimately subject to verification of income and employment. Five business day funding timeline assumes closing the loan with our remote online notary, and where loan amounts are under $400,000 which would not require an appraisal. Funding timelines may be longer for loans secured by properties located in counties that do not permit recording of e-signatures or that otherwise require an in-person closing, or that require a waiting period prior to closing, or where loan amounts exceed $400,000. In addition, funding timelines may be longer if we cannot readily verify that your property is in at least average condition with no adverse external factors with a property condition report and need to order a desktop appraisal to confirm the value of your property.
2. Home values and price appreciation or depreciation are third-party estimates based on publicly available data and automated valuation models and do not constitute an appraisal of the subject property.
3. Our loan amounts range from a minimum of $15,000 to a maximum of $750,000. For properties located in AK, the minimum loan amount is $25,001 and for properties located in TX, the minimum loan amount is $35,000. Your maximum loan amount may be lower than $750,000, and will ultimately depend on your home value, lien position, credit profile, verified income amount, and equity available at the time of application. We determine home value and resulting equity through independent data sources and automated valuation models or appraisal. Loan amounts above $400,000 are subject to appraisal.
4. You should consult a tax advisor regarding the deductibility of interest and charges to your Figure Home Equity Line.
5. Average credit card rates on ValuePenguin, Average Home Equity rates on Bankrate
6. Available initial APRs range from 6.25% to 15.20%, which includes the payment of a higher origination fee in exchange for a reduced interest rate, which is not available to all applicants or in all states. The lowest APRs are only available to the most qualified applicants, depending on credit profile and the state where the property is located, and those who also select ten year loan terms; APRs will be higher for other applicants and those who select longer loan terms. Your actual rate will depend on many factors such as your credit, combined loan-to-value ratio, loan term, occupancy status, and whether you are eligible for and choose to pay a higher origination fee in exchange for a lower rate. Rates change frequently so your exact APR will depend on the date you apply. Additionally, for the variable rate HELOC, the APR is based on an interest rate index and the credit agreement margin, and an increase or decrease of the index value will cause a corresponding increase or decrease in the variable APR after account opening subject to a rate floor and rate cap, and your monthly payments may increase or decrease as the APR changes. APRs for home equity lines of credit do not include costs other than interest. You will be responsible for an origination fee of up to 4.99% of your initial draw, depending on the state in which your property is located and your credit profile. You may also be responsible for paying the costs of valuation if an AVM is not available for your property ($180), or an appraisal if your loan amount exceeds $400,000 ($500–$2,000, depending on property type, property value, and state), manual notarization if your county doesn't permit eNotary ($350), and recording fees ($0 - $315) and recording taxes, which vary by state and county ($0–$1,400 per one hundred thousand dollars borrowed). Property insurance is required as a condition of the loan and flood insurance may be required if your property is located in a flood zone.

https://www.figure.com/newsroom/announcement/figure-and-leading-crypto-partners-launch-rwa-consortium/ 9/9